EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ribbon Communications Inc. (the "Company") for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Eric Marmurek, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2026

/s/ Eric Marmurek
Eric Marmurek
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)